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                                                                   Exhibit 10.30




                                LICENSE CLASS 3

                      FOR THE OPERATION OF INFRASTRUCTURE
                    FOR OFFERING TELECOMMUNICATIONS SERVICES
                                 TO THE PUBLIC
                        BY THE LICENSEE OR THIRD PARTIES



The Regulatory Authority for Telecommunications and Post ("RegTP"), subsequently referred to as licensor hereby grants subsequent to the application submitted on
21. August 1998 in compliance with sec. 6 para. 1 no. 1 and para. 2 no. 1 c) in connection with sec. 8 para. 1 to 3 and sec. 50 para. 2 sentence 1 of the Telecommunications Act dated as of 25. July 1996 (Federal Gazette I, page 1120) to


                   FIRSTMARK COMMUNICATIONS DEUTSCHLAND GmbH,

                      UHLANDSTRASSE 179/180, 10623 BERLIN

subsequently referred to as Licensee, a license of class 3 for the operation of infrastructure for offering telecommunications services to the public by the Licensee or third parties.

The application dated as of 21. August 1998 shall be deemed integral part of this license.

This License is registered under number 98 03 0204.

1.   OBJECT OF LICENSE

1.1  TECHNICAL APPLICABILITY


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                                                UNOFFICIAL WORKING TRANSLATION!!

     Under this License the Licensee shall be entitled, in accordance with the Telecommunications Act and the ordinances related thereto, to operate within the License Area transmission lines by which it offers telecommunications services to the public or by which it provides to third parties to offer such services to the public in accordance with the license class 3.

     The Licensee shall also be entitled to operate radio transmission lines for which it obtained the required frequencies in accordance with sec. 44 to 48 TKG and the frequency ordinances referring thereto. The frequency allocations shall be integral part of this License.

     This License does not entitle the Licensee to provide voice telephony (sec. 66 para. 2 no. 2 TKG) neither does it provide for the right to operate transmission lines for mobile services or satellite services to the public (sec. 6 para. 2 no. 1 a) and b) TKG).

1.2  LICENSE AREA

     The license area covers the Federal Republic of Germany.

2.   USE OF PUBLIC WAYS

     The Licensor transfers in accordance with sec. 50 para. 2 sentence 1 TKG the right to use public ways for telecommunications lines (sec. 3 no. 20 TKG) which are required for the use of the rights under the License. Such right of ways shall be free from any compensation in accordance with sec. 50 to 58 TKG if thereby the dedicated use of the public ways is not permanently affected.

3.   CONDITIONS

3.1  CHANGES IN THE COMMERCIAL REGISTER


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     Changes in the commercial register shall be notified to the Licensor by submission of a certified commercial register excerpt. Such information is required for review, whether in accordance with sec. 8 para. 3 sentence 2 no. 2 TKG, the license requirements are still complied with (by the Licensee) and to ensure that the Licensee complies with its obligation with respect to the requirements for the change of the Licensee and/or the change of ownership in accordance with sec. 9 TKG.

3.2  OFFER OF TRANSMISSION LINES

     The fact that the Licensee offers transmission lines in accordance with Annex II of the "Directive 92/44 EWG of the Council dated 5, June 1992 for the Introduction of Open Network Access for Leased Lines" Gazette EG no. L 165 19. July 1992 page 27) amended by decision of the Commission 94/439/EWG dated 15. June 1994 (Gazette EG no. L 181 as of 15. July 1994, page 40) shall be notified to the Licensor without delay. Such notification is required for the computation of the market shares with respect to the obligation to provide universal services in accordance with sec. 18 para.
     1 TKG.

3.3  SECURITY OFFICER AND DOCUMENTS IN ACCORDANCE WITH SEC. 87 PARA. 2 TKG

     The Licensee shall prior to starting its operations (i) appoint a security officer, (ii) submit the documents referred to in sec. 87 para. 2 TKG and
     (iii) submit the declaration in accordance with sec. 87 para. 2 sentence
     2 TKG.

4.   INDICATIONS

4.1  TECHNICAL IMPLEMENTATION OF CONTROL MEASURES IN ACCORDANCE WITH SEC. 88 TKG

     It is hereby pointed out that the design of technical equipment for the implementation of mandatory control measures of telecommunication according to sec. 88 para. 2 sentence 1 requires approval by the RegTP. The operation of telecommunication equipment prior to


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     the compliance with the approval requirements according to sec. 88 para 2 sentence 4 in connection with sec. 96 para. 1 no. 13 and 14 TKG represent a legal offence and can in connection with sec. 15 TKG result in the withdrawal of the License.

     The design and the availability of technical equipment for the implementation of mandatory measures for the control of telecommunication are not required if:

     - at the end of the transmission lines lying within geographic area of this License network nodes are connected the operators of which are subject to sec. 88 TKG or if the transmission lines serve for connecting network nodes to which connection in accordance with sec. 2 no. 4 FUV or in accordance with sec. 88 para. 2 TKG can not be connected to;

     - the Licensee exclusively operates either for itself or third parties transmission lines for the exclusive provision of telecommunication services "transmission of radio and television programs" for the public without the possibility to provide the auxiliary channel (backward channel) feature.

4.2  FEE

     The license grant triggers a license fee in accordance with the telecommunications license fee ordinance dated 28. July 1997 (Federal Gazette I page 1936) in acted in accordance with sec. 16 para. 1 sentence 2 TKG shall occur by separate act.

4.3  OBLIGATION TO PROVIDE FOR FEES AND CONTRIBUTIONS IN CASE OF
     FREQUENCY ALLOCATION

     The allocation of frequencies for the operations of transmission lines via radio waves shall trigger fees and contributions in accordance with sec. 48 TKG and in accordance with the frequency fee ordinance dated
     21. May 1997 (Federal Gazette I page 1126) in connection with the first ordinance amending the frequency fee ordinance dated 16. December 1997 (Federal Gazette I page 3194) and the ordinance for the frequency usage dated


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     19. November 1996 (Federal Gazette I page 1790) in connection with the first ordinance amending the ordinance for the frequency usage dated
     22. December 1998 (Federal Gazette I page 3894).

     Frequency allocation fees and contributions for frequency use will be set by separate administrative act. Changes in the allocation and new allocations of frequencies occur by separate administrative act.

4.4  TRANSMISSION OF RADIO PROGRAMS

     With respect to the operation of transmission lines for which the allocation of frequencies for the transmission of radio programs is required, reference is made to sec. 47 para. 3 TKG with respect to the frequency allocation.

4.5  SUBSEQUENT AMENDMENT OF COLLATERAL CLAUSES

     This License can in accordance with sec. 8 para. 2 sentence 2 TKG be subsequently amended by collateral clauses.

4.6  MISCELLANEOUS

     It is hereby indicated that the remaining provisions of the TKG shall be respected.

                         ADVICE ON APPLICABLE REMEDIES

Within one month after notification of this Administrative Act, lawsuits may be filed against such act with the Administrative Court of Cologne, Appellhofplatz, 50667 Cologne either in writing or by transcript of the clerk of the Court. Such lawsuit shall indicate the claimant the defending party and the object of the lawsuit. It shall contain a precise request. The facts and proves for corroboration shall be indicated. The statement of claim including its access shall be submitted in

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sufficient copies, so that each party to the court proceeding can obtain a copy.
The lawsuit has no suspensive effect.


Regulierungsbehorde fur
Telekommunikation und Post                        Mainz, dated 3. February 2000